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Microfilm Number _________________________        Filed with the Department of State on      February 14, 2000
                                                                                             -----------------

Entity Number 273941                              /s/ Kim Pizzingrilli
              ----------------------------        ------------------------------------------------------------
                                                                      Secretary of the Commonwealth
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              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)

          In compliance with the requirements of 15 Pa.C.S. (S). 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:     PP&L, Inc.
                                         ---------------------------------------

________________________________________________________________________________

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  2 N. 9th St., Allentown, PA  18101-1179, Lehigh
          ----------------------------------------------------------------------
          Number and Street      City          State            Zip       County

     (b)  c/o:
              __________________________________________________________________
              Name of Commercial Registered Office Provider             County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Pennsylvania Business
                                                           ---------------------
     Corporation Law
     ---------------

4.   The date of its incorporation is:   6/4/20
                                         ---------------------------------------

5.   (Check, and if appropriate complete, one of the following):

      X  The amendment shall be effective upon filing these Articles of
     ---
         Amendment in the Department of State.


     ___ The amendment shall be effective on: ______________ At ________________
                                                   Date               Hour

6.   (Check one of the following):

     ___ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. (S) 1914(a) and (b).

      x  The amendment was adopted by the board of directors pursuant to 15
     ---
         Pa.C.S. (S) 1914(c).

7.   (Check, and if appropriate complete, one of the following):

      x  The amendment adopted by the corporation, set forth in full, is as
     ---
         follows:

         The name of the corporation is PPL Electric Utilities Corporation.
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         _______________________________________________________________________


         _______________________________________________________________________

     ___ The amendment adopted by the corporation is set forth in full in
         Exhibit A attached hereto and made a part hereof.
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8.   (Check if the amendment restates the Articles):

     ___ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 14th
                                                                         ----
day of February   , 2000.
       -----------  ----

                              PP&L, INC.
                              --------------------------------------------------
                                               (Name of Corporation)


                              BY: /s/ James E. Abel
                                  ----------------------------------------------
                                  James E. Abel           (Signature)


                              TITLE:____________________________________________
                                         Vice President-Finance and Treasurer